UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported):  February 9, 2012

NetSpend Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-34915 (Commission File Number)	20-2306550 (IRS Employer Identification No.)

701 Brazos Street, Suite 1300, Austin, Texas (Address of principal executive offices)		78701-2582 (Zip Code)

Registrant’s telephone number, including area code:
(512) 532-8200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01                                             Other Events

On February 9 and 10, 2012, NetSpend Holdings, Inc. (“NetSpend”) granted restricted stock awards to the following executive officers and directors:

Officers:
Steven F. Coleman: 20,339 shares
James H. DeVoglaer: 13,559 shares
George W. Gresham: 75,480 shares
Charles J. Harris: 75,480 shares
Anh Hatzopoulos: 20,339 shares
James P. Jerome: 13,559 shares

Directors:
Thomas A. McCullough: 8,730 shares
Daniel M. Schley: 27,351 shares
Stephen A. Vogel: 25,024 shares

The number of shares received by Messrs. Schley and Vogel in excess of 8,730 represents shares received in lieu of cash retainer fees.

A copy of the forms associated with these agreements are attached to this Current Report on Form 8-K as Exhibit 10.1 and Exhibit 10.2.

Item 9.01.              Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Form of NetSpend Holdings, Inc. Restricted Stock Agreement (Employees).
10.2	Form of NetSpend Holdings, Inc. Restricted Stock Agreement (Directors).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETSPEND HOLDINGS, INC.

Date: February 14, 2012	By:	/s/ George W. Gresham
George W. Gresham
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of NetSpend Holdings, Inc. Restricted Stock Agreement (Employees).
10.2	Form of NetSpend Holdings, Inc. Restricted Stock Agreement (Directors).